SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                         June 23, 2000 (June 19, 2000)


                              Zions Bancorporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1380, Salt Lake City, Utah          84111
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Items 1-3.

               Not Applicable.

Item 4.        Changes in Registrant's Certifying Accountant
               ---------------------------------------------

               Effective June 19, 2000 Zions Bancorporation ("Zions") has dismissed its independent auditor, KPMG LLP, and appointed Ernst & Young LLP to perform independent attestation services. These actions were approved by the Board of Directors of Zions upon the recommendation of Zions' Audit Committee.

               The reports of KPMG LLP on Zions' financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

               In connection with the audits of Zions' financial statements for each of the two years ended December 31, 1999, and in the subsequent interim period, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or audit scope and procedures which, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference to the matter in their report. KPMG LLP has stated in the attached letter addressed to the Securities and Exchange Commission its concurrence with the foregoing statements in this and the preceding paragraph.


Item 5.        Other Events.
               -------------

               Not Applicable

Item 6.        Resignations of Registrant's Directors.
               ---------------------------------------

               Not Applicable.


Item 7.        Financial Statements, Pro Forma Financial Information
               -----------------------------------------------------
               and Exhibits.
               -------------

                 (a)    Not Applicable.

                 (b)    Not Applicable.

                 (c)    Exhibits


                        The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number                   Description
------                   -----------

16                       Letter from KPMG LLP dated June 20, 2000


Item 8.        Change in Fiscal Year.
               ----------------------

               Not Applicable.


Item 9.        Sales of Equity Securities Pursuant to Regulation S.
               ----------------------------------------------------

               Not Applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                    ZIONS BANCORPORATION


                                    By: /s/   Dale M. Gibbons
                                       -----------------------------
                                       Name:  Dale M. Gibbons
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer





Date: June 23, 2000